AMENDMENT NO. 1
                            PORTLAND GENERAL CORPORATION
                                 AMENDED AND RESTATED
                      OUTSIDE DIRECTORS' STOCK COMPENSATION PLAN

      WHEREAS, pursuant to Section 9.1 of the Portland General

Corporation Amended and Restated Outside Directors' Stock

Compensation Plan (the "Plan"), the Board of Directors of

Portland General Corporation (the "Corporation") may amend the

Plan so long as no amendment shall adversely affect any then outstanding Award, and

      WHEREAS, the Plan has not been amended within the past six months of adoption of this Amendment No. 1, and

      WHEREAS, the Board wishes to amend the Plan to provide for a delay of a new grant of stock to a Director who has made a "sale"

under Section 16 of the Securities Exchange Act and the Rules

thereunder,

      NOW THEREFORE, effective as of February 8, 1994, and subject to review and approval by the Securities Exchange Commission, as may be necessary and appropriate, the Plan is hereby amended as follows:

      1.   Section 2.3 is hereby deleted and the following new
Section 2.3 is inserted as follows:

           "2.3 After all of the shares of Common Stock from an Award have vested, the award cycle shall be repeated for each Director unless the Board determines to terminate the Plan. The Award Date for the next Award to a Director shall be the later of the date of the PGC Annual Meeting of Shareholders coinciding with the last Anniversary Date for the prior Award to such Director or six (6) months after the date of the last preceding sale of any equity security of PGC by such Director. The next award shall be $50,000 worth of Common Stock, to the nearest whole share, subject to Section 2.2.

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      Such Common Stock shall be acquired, vest and otherwise
      be subject to all the provisions of this Plan."


      IN WITNESS WHEREOF, the Board of Directors of the
Corporation has adopted this amendment on the 8th day of February
1994.

                               PORTLAND GENERAL CORPORATION


                          By:  /s/ Ken L. Harrison
                                   Ken L. Harrison
                                Chairman of the Board








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